Exhibit 99.2

Supplemental Operating and Financial Data December 31, 2016 (Unaudited) Thrive at Prince Creek Murrells Inlet, SC

Table of Contents Execution of Growth Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Portfolio Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Real Estate Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7-11 Portfolio Metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Portfolio Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13-16 Portfolio Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Proforma Enterprise Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 Proforma Debt Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 Financial Data Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22-23 Income Statement Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 Funds from Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26-27 Glossary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28-30 Forward-Looking Statements & Non-GAAP . . . . . . . . . . . . . . . . . . . . . 31 Page 2 Village at Athens Athens, GA Harvester Place Burr Ridge, IL

Leadership Page 3 Wendy Simpson Chairman Boyd Hendrickson Lead Independent Director James Pieczynski Nominating & Corporate Governance Committee Chairman Devra Shapiro Audit Committee Chairman Timothy Triche, MD Compensation Committee Chairman Board of Directors Wendy Simpson Chairman, Chief Executive Officer and President Pam Kessler Executive Vice President, CFO and Secretary Clint Malin Executive Vice President and Chief Investment Officer Brent Chappell Senior Vice President, Investment and Portfolio Management Cece Chikhale Senior Vice President, Controller and Treasurer Peter Lyew Vice President and Director of Taxes Doug Korey Senior Vice President of Business Development

Analyst Coverage

BMO Capital Markets Corp	John Kim
Canaccord Genuity	Paul Morgan
Cantor Fitzgerald	Joseph France
Crowell, Weedon, & Co	D.A. Davidson
J.J. B. Hilliard, W.L. Lyons, Inc	John Roberts
JMP Securities, LLC	Peter Martin
KeyBanc Capital Markets, Inc	Jordan Sadler
Mitsubishi – MUFG	Karin Ford
Mizuho Securities USA Inc	Rich Anderson
RBC Capital Markets Corporation	Mike Carroll
Stifel, Nicolaus & Company, Inc	Chad Vanacore
Wells Fargo Securities, LLC	Todd Stender

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.


Thrive at Prince Creek
Murrells Inlet, SC

Page 4

Execution of Growth Strategy Page 55 $1.2 Billion in Total Investments Underwritten Millions Oxford Grand $9 $68 $44 $12 $112 $94 $109 $245 $185 $25 $414 $142 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2010 2011 2012 2013 2014 2015 2016 Development/Expansions/Renovations Total Investment $39

Page 6 Gross Real Property $1.3B Loans Receivable $0.2B Includes contractual rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended December 31, 2016. Includes three development projects consisting of two memory care communities with a total of 132 units and a skilled nursing center with 143 beds. Includes one behavioral health care hospital and four parcels of land. Portfolio Overview (dollar amounts in thousands) Oxford Grand Wichita, KS 84.9% 15.1% Type of Property Gross Investments Skilled Nursing 92 $ 753,328 49.2% $ 61,429 $ 25,430 54.6% Assisted Living 112 711,645 46.4% 64,380 1,171 41.2% Range of Care 7 43,140 2.8% 5,774 - 3.6% Under Development (2) - 14,142 0.9% - - - Other (3) 1 11,424 0.7% 865 111 0.6% Total 212 $ 1,533,679 100.0% $ 132,448 $ 26,712 100.0% Trailing Twelve Months Ended December 31, 2016 # of Properties % of Investments Rental Income (1) Interest Income (1) % of Revenues

Real Estate Activities – Acquisitions

(dollar amounts in thousands)

Acquisitions

	Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Initial Cash Yield	Purchase Price	Additional Commitment [1]
2015	2/6	1	UDP[2]	56 units	Corpus Christi, TX	Thrive Senior Living	2015-2016	8.75%	$ 7,195	$ 5,329
	2/19	1	SNF	106 beds	Slinger, WI	Fundamental	2014	10.30%	13,946	-
	2/20	1	UDP[2]	89 units	Murrells Inlet, SC	Thrive Senior Living	2015-2016	8.75%	2,490	14,045
	5/26	1	UDP[2]	66 units	Tinley Park, IL	Anthem Memory Care	2015-2016	9.25%	702	11,185
	5/29	1	UDP[2]	108 units	Wichita, KS	Oxford Senior Living	2015-2016	7.43%	624	13,876
	8/17	10	ALF	891 units	WI and IL	Senior Lifestyle	1991-2009	6.50%	142,000	500
	9/23	1	UDP[2]	66 units	Murrieta, CA	Anthem Memory Care	2015-2016	9.00%	2,022	10,584
	9/30	1	MC	60 units	Jacksonville, FL	Clarity Pointe	2015	8.00%	14,250	-
	10/19	1	UDP[3]	66 units	Glenview, IL	Anthem Memory Care	2015-2017	9.00%	2,800	11,969
	10/28	1	OTH	118 beds	Las Vegas, NV	Fundamental	1990/1994	8.50%	9,250	3,000
	11/30	2	SNF	254 beds	Fort Worth & Weatherford, TX	Senior Care Centers	1998/1996	8.25%	23,000	500
		21		1,402 units/478 beds					$ 218,279	$ 70,988
2016	2/1	1	SNF	126 beds	Mansfield, TX	Fundamental	2015	8.50%	$ 16,000	$ -
	4/21	1	MC	60 units	Louisville, KY	Clarity Pointe	2016	8.00%	14,250	-
	4/29	2	MC	120 units	Wichita & Overland Park, KS	Anthem Memory Care	2011/2013	8.00%	25,000	750
	6/14	1	ALF/MC	70 units	Athens, GA	Thrive Senior Living	2016	8.00%	14,300	-
	9/30	1	UDP[3][4]	143 beds	Union, KY	Carespring	2016-2018	8.50%	5,300	19,025
	10/28	1	UDP[3]	66 units	Oak Lawn, IL	Anthem Memory Care	2016-2018	9.00%	1,591	12,878
		7		316 units/269 beds					$ 76,441	$ 32,653

(1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments and contingent payments. For a comprehensive list of our commitments, see our Annual Report on Form 10-K.
(2) Construction completed in 2016.
(3) See page 9 for development activities.
(4) Represents purchase of land and initial improvements.

Page 7

Real Estate Activities – Loan Originations and Joint Ventures

(dollar amounts in thousands)

Loan Originations

	Date	# of Properties	Property Type	# Beds/ Units	Location	Loan Type	Maturity Date	Operator	Origination	Funded to Date	2016 YTD Revenue (1)	Stated Interest Rate
2015	1/30	1	SNF	157 beds	Grand Blanc, MI	Mortgage	Jan-45	Prestige Healthcare	$ 15,000 (2)	$ 9,872	$ 1,183	9.4%
	6/29	15	SNF	2,058 beds	Various cities in MI	Mortgage	Oct-43	Prestige Healthcare	40,000	40,000	4,934	9.4%
	10/30	2	SNF	273 beds	Farmington & Howell, MI	Mortgage	Oct-45	Prestige Healthcare	20,000	15,565	1,750	9.4%
		18		2,488 beds					$ 75,000	$ 65,437	$ 7,867	
2016	4/29	2	SNF	216 beds	East Lansing, MI	Mortgage	Apr-20	Prestige Healthcare	$ 12,250 (3)	$ 7,765	$ 497	9.4%
	8/31	2	SNF	146 beds	Albany & Florence, OR	Mezzanine	Sep-21	Regency Pacific	1,400 (4)	1,200	61	15.0%
	12/22	64	SNF	7,786 beds	Various states	Mezzanine	Nov-21	Genesis	12,500 (5)	12,500	-	LIBOR +11.75%
		68		8,148 beds					$ 26,150	$ 21,465	$ 558	

(1) Represents year-to-date mortgage GAAP interest income.
(2) Initially, we originated $11,000 which includes a $1,500 construction loan. In 2Q16, we increased the construction loan amount to $5,500. See page 10 for funding activities.
(3) Represents the origination of a 4-year mortgage loan for $12,250, funding $7,750 at closing with the remaining commitment of $4,500 available for approved capital improvement projects. Additionally, we committed $8,000 to be funded upon the properties achieving certain predetermined coverage thresholds.
(4) Represents a mezzanine loan secured by a second mortgage on two skilled nursing centers in Oregon.
(5) Represents a mezzanine loan on a portfolio of 64 skilled nursing centers located in eight states.

Joint Ventures

Commitment Year	Location	# of Projects	Property Type	Return	# Beds/ Units	Investment Commitment	Investment to Date	Remaining Investment Commitment
2015	Peoria & Yuma, AZ	4	ALF/MC/ILF	15.00% (1)	585 units	$ 25,650	$ 21,913	$ 3,737
2015	Ocala, FL	1	UDP-ALF/IL/MC	15.00% (2)	99 units	2,900	2,900	-
2016	Fort Myers, FL	1	UDP-ALF/MC	15.00% (3)	127 units	3,400	-	3,400
					811 units	$ 31,950	$ 24,813	$ 7,137

(1) Currently, 5% is paid in cash and 10% is deferred.
(2) Interest during construction was accrued. Subsequent to December 31, 2016, certificate of occupancy and licensure were issued. Commencing February 1, 2017, 10% is paid in cash and 5% is deferred.
(3) Conditions of funding have not been satisfied. Once funded, 10% will be paid in cash and 5% will be deferred.

Page 8

Real Estate Activities – De Novo Development (dollar amounts in thousands) Page 9 Includes purchase of land and initial improvement funding, if applicable, and development commitment. Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized Interest/Other”. Harvester Place Burr Ridge, IL Rendering: Boonespring of Boone County Union, KY Rendering: Boonespring of Boone County Union, KY # of Projects Property Type # Beds/ Units 4Q17 2015 Glenview, IL 1 MC 9.00% 66 units 15,814 $ 1,354 $ 241 $ 5,986 $ 10,069 $ 1Q18 2016 Oak Lawn, IL 1 MC 9.00% 66 units 14,469 2,236 16 2,252 12,233 4Q18 2016 Union, KY 1 SNF 8.50% 143 beds 24,325 354 62 5,904 18,483 Total 3 8.78% 132 units/143beds 54,608 $ 3,944 $ 319 $ 14,142 $ 40,785 $ Remaining Commitment (2) Total Project Basis Total Capitalized Interest/Other Estimated Rent/Interest Inception Date Commitment Year Location Investment Commitment (1) 4Q16 Funding Approximate Initial Cash Yield

Real Estate Activities – Expansions & Renovations

(dollar amounts in thousands)

Owned

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	4Q16 Funding	Total Funded to Date	Remaining Commitment
- [1]	2015	Renovation	Las Vegas, NV	1	OTH	8.50%	$ 3,000	$ -	$ -	$ 3,000
- [2]	2016	Renovation	Chesapeake, VA	1	SNF	9.00%	1,500	326	326	1,174
			Total	2			$ 4,500	$ 326	$ 326	$ 4,174

Mortgage Loans

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	Investment Commitment	4Q16 Funding	Total Funded to Date	Remaining Commitment
- [3]	2015	Expansion	Richmond, MI	1	SNF	9.41%	$ 10,000	$ 1,215	$ 3,881	$ 6,119
- [3]	2015	Expansion	Rochester Hills, MI	1	SNF	9.41%	10,000	35	506	9,494
- [4]	2015	Renovation	Farmington & Howell, MI	2	SNF	9.41%	5,000	307	565	4,435
- [4]	2016	Expansion	Grand Blanc, MI	1	SNF	9.41%	5,500 [5]	-	372	5,128
- [4]	2016	Renovation	East Lansing, MI	2	SNF	9.41%	4,500	15	15	4,485
			Total	7			$ 35,000	$ 1,572	$ 5,339	$ 29,661

(1) Rent increases at each six month anniversary on amounts funded during that period.
(2) Rent increases upon each funding.
(3) Commitments are part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each funding.
(4) Interest payment increases upon each funding.
(5) Increased investment from $1,500 to $5,500 during 2Q16.



Medilodge of Richmond Expansion Rendering
Richmond, MI

Page 10

Real Estate Activities – Lease-Up

(dollar amounts in thousands)

Lease-Up

Date Opened [1]	Occupancy at 12/31/16	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Yield	# Beds/Units	Total Commitment
Feb-15	74%	2013	Development	Westminster, CO	1	MC	9.25%	60 units	$ 10,703
Sep-15	52%	2015	Acquisition [2]	Jacksonville, FL	1	MC	8.00%	60 units	14,250
Feb-16	26%	2014	Development	Burr Ridge, IL	1	MC	9.30%	66 units	12,248
Apr-16	67%	2016	Acquisition [2]	Louisville, KY	1	MC	8.00%	60 units	14,250
May-16	36%	2015	Development	Corpus Christi, TX	1	MC	8.75%	56 units	12,524
May-16	60%	2016	Acquisition [2]	Athens, GA	1	ALF/MC	8.00%	70 units	14,300
Jul-16	15%	2015	Development	Tinley Park, IL	1	MC	9.25%	66 units	11,887
Aug-16	23%	2015	Development	Murrieta, CA	1	MC	9.00%	66 units	12,606
Sep-16	22%	2015	Development	Murrells Inlet, SC	1	ALF/MC	8.75%	89 units	16,535
Nov-16	13%	2015	Development	Wichita, KS	1	ILF	7.43%	108 units	14,500
					10			701 units	$ 133,803

(1) Represents date of Certificate of Occupancy.
(2) Property was newly constructed and purchased following issuance of final certificate of occupancy and licensure.

Lease-Up History

Property	Location	Property Type	Project Type	# Beds/Units	Date Opened	Date Stabilized	# of months to Stabilized Occupancy
Hillside Heights Rehabilitation Suites	Amarillo, TX	SNF	Redevelopment	120 beds	Jul 2013	Aug 2013	1
Highline Place	Littleton, CO	MC	Development	60 units	Jul 2013	Sep 2013	2
The Oxford Grand	Wichita, KS	ALF/MC	Development	77 units	Oct 2013	Sep 2014	11
Willowbrook Place	Littleton, CO	MC	Development	60 units	Aug 2014	Dec 2015	16
Mustang Creek Estates	Frisco, TX	ALF/MC	Development	80 units	Oct 2014	Dec 2015	14
Chelsea Place	Aurora, CO	MC	Development	48 units	Dec 2014	Mar 2016	15
Pavilion at Glacier Valley	Slinger, WI	SNF	Redevelopment	106 beds	Feb 2014	Feb 2016	24
Coldspring Transitional Care Center	Cold Spring, KY	SNF	Development	143 beds	Nov 2014	Jun 2016	19

Page 11

Portfolio Metrics Page 12 Same Property Portfolio Statistics (1) Stabilized Property Portfolio TTM Ended September 30, 2016 31.05% 16.53% 52.42% Medicaid Medicare Private Pay Total Portfolio Payor Source 47.24% 25.43% 27.33% Medicaid Medicare Private Pay SNF Portfolio Payor Source Owned Properties 3Q16 2Q16 3Q16 2Q16 3Q16 2Q16 Assisted Living 85.5% 85.3% 1.50 1.54 1.27 1.32 Skilled Nursing 78.5% 78.8% 2.05 2.04 1.49 1.48 Range of Care 78.7% 85.0% 1.67 1.70 1.23 1.25 (1) Information is for the trailing twelve months through September 30, 2016 and June 30, 2016 and is from property level operator financial statements which are unaudited and have not been independently verified by us. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

Page 13 Skilled Nursing (92) Assisted Living (112) Other * (1) Range of Care (7) Under Development (3) Land (4) CA WA ME NV WY MI IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 5 25 1 1 2 3 5 1 2 3 2 2 2 3 1 6 22 3 5 4 7 11 4 8 1 6 1 4 2 13 7 4 1 1 1 1 1 1 2 1 1 20 3 1 2 3 9 1 1 1 1 1 212 Properties 3 Development Projects 4 Land Parcels 30 States 31 Operators Portfolio Diversification – Geography (as of December 31, 2016) * Behavioral health care hospital

Page 14 Approximately 66% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (1) Portfolio Diversification – Geography (as of December 31, 2016, dollar amounts in thousands) The MSA rank by population as of July 1, 2015, as estimated by the United States Census Bureau. Due to master leases with properties in multiple states, revenue by state is not available. Includes one behavioral health care hospital and four parcels of land. 48.2% 18.2% 20.1% 8.8% 4.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.2M – 2.1M MSAs 1 - 31 Population 2.1M – 0.5M MSAs 32 - 100 Population 0.5M – 55K MSAs > 100 Population 218K – 14K Cities in a Micro-SA Population less than 100K Cities not in MSA State (1) # of Props SNF % ALF % ROC % UDP % OTH (2) % % Texas 48 216,370 $ 28.7% 55,949 $ 7.9% 2,228 $ 5.2% - $ - - $ - 274,547 $ 17.9% Michigan 20 214,142 28.4% - - - - - - 943 8.3% 215,085 14.0% Wisconsin 10 13,946 1.9% 112,187 15.8% - - - - - - 126,133 8.3% Colorado 16 6,037 0.8% 106,879 15.0% 2,007 4.7% - - - - 114,923 7.5% Ohio 13 54,000 7.2% 45,300 6.4% - - - - - - 99,300 6.5% Florida 12 35,362 4.7% 39,247 5.5% - - - - - - 74,609 4.9% Kansas 11 14,112 1.9% 56,457 7.9% - - - - - - 70,569 4.6% Illinois 3 - - 54,995 7.7% - - 8,238 58.3% - - 63,233 4.1% California 5 22,130 2.9% 40,759 5.7% - - - - - - 62,889 4.1% New Jersey 4 - - 62,042 8.7% - - - - - - 62,042 4.0% All Others 70 177,229 23.5% 137,830 19.4% 38,905 90.1% 5,904 41.7% 10,481 91.7% 370,349 24.1% Total 212 753,328 $ 100.0% 711,645 $ 100.0% 43,140 $ 100.0% 14,142 $ 100.0% 11,424 $ 100.0% 1,533,679 $ 100.0% Gross Investment

Annual Income by Operator Page 15 Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding rental income from properties sold and interest income from loans that paid off during the twelve months ended December 31, 2016. Portfolio Diversification – Operators (as of December 31, 2016, dollar amounts in thousands) Prestige Healthcare 15.8% Senior Lifestyle 12.0% Brookdale 9.5% Senior Care 9.5% Anthem 7.0% Preferred Care 6.7% Genesis 5.1% Fundamental 5.0% Carespring 4.6% Traditions Sr Mgmt 4.3% All Others 20.5% Operators Annual Income (1) % Gross Investment % Prestige Healthcare 22 26,256 $ 15.8% 227,274 $ 14.8% Senior Lifestyle Corporation 27 19,908 12.0% 201,862 13.2% Brookdale Senior Living 37 15,801 9.5% 126,991 8.3% Senior Care Centers 11 15,756 9.5% 138,109 9.0% Anthem Memory Care 9 11,673 7.0% 111,620 7.3% Preferred Care 27 11,177 6.7% 85,765 5.6% Genesis Healthcare 8 8,434 5.1% 54,864 3.6% Fundamental 7 8,306 5.0% 74,652 4.9% Carespring Health Care Management 3 7,635 4.6% 83,450 5.4% Traditions Senior Management 5 7,167 4.3% 64,609 4.2% All Others 56 34,327 20.5% 364,483 23.7% 212 166,440 $ 100.0% 1,533,679 $ 100.0% # of Properties

Privately Held Privately Held Privately Held NYSE: GEN Privately Held SNF/MC Hospitals & Other Rehab Exclusively MC SNF/ALF/ILF Transitional Care SNF/ALF Senior Living SNF/ALF/ILF 79 Properties 10 Properties 11 Properties Approx 500 Properties 24 Properties 9 States 4 States 2 States 34 States 5 States Portfolio Diversification - Top Ten Operator Profiles (as of December 31, 2016) Page 16 Privately Held Privately Held NYSE: BKD Privately Held Privately Held SNF/ALF/ILF Other Rehab ALF/ILF/MC/SNF Short Term Stays ALF/ILF/MC Continuing Care SNF/ALF/ILF/MC Transitional Care & Rehab SNF/ALF/ILF Specialty Care 68 Properties 177 Properties Approx 1,077 Properties 108 Properties 111 Properties 7 States 28 States 47 States 2 States 12 States

Page 17 (As a % of Total Annual Income)(1) Portfolio Maturity (as of December 31, 2016, dollar amounts in thousands) Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding rental income from properties sold and interest income from loans that paid off during the twelve months ended December 31, 2016. 0.2% 5.6% 0.9% 8.3% 8.5% 0.5% 1.5% 58.5% 0.3% 0.5% 0.2% 0.3% 0.0% 0.0% 0.0% 14.7% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2017 2018 2019 2020 2021 2022 2023 Thereafter Leases Loans % of Total % of Total Annual Income (1) % of Total 2017 359 $ 0.3% 488 $ 1.8% 847 $ 0.5% 2018 9,297 6.7% 827 3.1% 10,124 6.1% 2019 1,571 1.0% 376 1.4% 1,947 1.1% 2020 13,826 9.9% 497 1.9% 14,323 8.6% 2021 14,091 10.1% - - 14,091 8.5% 2022 771 0.6% - - 771 0.5% 2023 2,539 1.8% - - 2,539 1.5% 97,274 69.6% 24,524 91.8% 121,798 73.2% Total 139,728 $ 100.0% 26,712 $ 100.0% 166,440 $ 100.0% Thereafter Year Rental Income (1) Interest Income (1)

Enterprise Value (amounts in thousands, except per share amounts and number of shares) Page 18 Capitalization Total Debt Common Stock Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Represents outstanding balance of $503,300, net of debt issue costs of $1,009. Rate includes amortization of debt issue cost. Closing price of our common stock as reported by the NYSE on December 31, 2016. See page 23 for reconciliation of annualized normalized EBITDA. The Pavilion at Glacier Valley Slinger, WI 75.1% 24.9% Capitalization Bank borrowings - weighted average rate 2.2% (1) 107,100 $ Senior unsecured notes -weighted average rate 4.5% (2) 502,291 Total debt - weighted average rate 4.1% 609,391 24.9% 12/31/16 No. of shares Common stock 39,221,370 46.98 $ (3) 1,842,620 75.1% 2,452,011 $ 100% Less: Cash and cash equivalents (7,991) 2,444,020 $ Debt to Enterprise Value 24.9% Debt to Annualized Normalized EBITDA (4) 4.1x Enterprise Value At December 31, 2016 Debt Equity Closing Price Total Market Value

Proforma Enterprise Value(1) (amounts in thousands, except per share amounts and number of shares) Page 19 Capitalization Total Debt Common Stock Proforma includes the sale of $100,000 of senior unsecured notes at a 4.5% rate, scheduled debt principal payments, repayment of borrowings under our line of credit, the sale of 312,881 shares of common stock under our equity distribution agreement, and 51,069 shares relating to restricted common stock grant and vesting. Represents outstanding balance of $599,133, net of debt issue costs of $1,009. Rate includes amortization of debt issue cost. Closing price of our common stock as reported by the NYSE on December 31, 2016. See page 23 for reconciliation of annualized normalized EBITDA. 75.7% 24.3% Capitalization Bank borrowings - weighted average rate - $ Senior unsecured notes -weighted average rate 4.5% (2) 598,124 Total debt - weighted average rate 4.5% 598,124 24.3% 12/31/16 No. of shares Common stock 39,585,320 (1) 46.98 $ (3) 1,859,718 75.7% 2,457,842 $ 100% Less: Cash and cash equivalents (8,043) 2,449,799 $ Debt to Enterprise Value 24.4% Debt to Annualized Normalized EBITDA (4) 4.0x Enterprise Value At December 31, 2016 Debt Equity Closing Price Total Market Value

Debt Maturity (as of December 31, 2016, dollar amounts in thousands) Page 20 Debt Structure Unsecured Line Senior Unsecured Notes Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Reflects scheduled principal payments. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 18. $0 $107,100 $0 $0 $0 $0 $0 $31,167 $38,167 $33,666 $40,160 $40,160 $41,160 $278,820 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2017 2018 2019 2020 2021 2022 Thereafter Unsecured Line Senior Unsecured Notes 82.5% 17.5% $ - $ 31,167 $ 31,167 5.1% 107,100 38,167 145,267 23.8% - 33,666 33,666 5.5% - 40,160 40,160 6.6% - 40,160 40,160 6.6% - 41,160 41,160 6.7% - 278,820 278,820 45.7% $ 107,100 $ 503,300 $ 610,400 (3) 100.0% 2021 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total % of Total 2017 2018 2019 2020 2022 Thereafter Total

Proforma Debt Maturity(1) (as of December 31, 2016, dollar amounts in thousands) Page 21 Debt Structure Senior Unsecured Notes Proforma includes the sale of $100,000 of senior unsecured notes at a 4.5% rate, scheduled debt principal payments and repayment of borrowings under our line of credit. Total commitment under our unsecured revolving line of credit is $600,000 which matures in October 2018, with a one-year extension option. Reflects scheduled principal payments. Excludes debt issue costs which are included in the senior unsecured notes balance shown on page 19. $0 $0 $0 $0 $0 $0 $0 $27,000 $38,167 $33,666 $40,160 $47,160 $48,160 $364,820 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2017 2018 2019 2020 2021 2022 Thereafter Unsecured Line Senior Unsecured Notes 100.0% $ - $ 27,000 $ 27,000 4.5% - 38,167 38,167 6.4% - 33,666 33,666 5.6% - 40,160 40,160 6.7% - 47,160 47,160 7.9% - 48,160 48,160 8.0% - 364,820 364,820 60.9% $ - $ 599,133 $ 599,133 (4) 100.0% 2022 Thereafter Total 2021 Year Unsecured Line of Credit (2) Senior Unsecured Notes (3) Total % of Total 2017 2018 2019 2020

Financial Data Summary
(dollar amounts in thousands)

Balance Sheet, Leverage Ratios and Coverage Ratios

	4Q16 Proforma[1]	12/31/16	12/31/15	12/31/14	12/31/13
Balance Sheet					
Gross real estate assets	$1,533,679	$1,533,679	$1,418,405	$1,117,167	$1,104,732
Net real estate assets	1,255,503	1,255,503	1,164,950	892,179	884,361
Gross asset value	1,673,290	1,673,238	1,528,879	1,189,758	1,150,676
Total debt[2]	598,124	609,391	571,872	280,584	277,730
Total liabilities	643,581	654,848	616,222	304,649	297,867
Preferred stock	-	-	-	38,500	38,500
Total equity	751,367	740,048	659,202	660,121	632,438
Leverage Ratios					
Debt to gross asset value	35.7%	36.4%	37.4%	23.6%	24.1%
Debt to total enterprise value	24.4%	24.9%	26.2%	15.4%	18.0%
Coverage Ratios					
Debt to annualized normalized EBITDA	4.0x	4.1x	4.3x	2.3x	2.9x
Annualized normalized EBITDA / interest incurred	4.9x	5.3x	5.7x	7.6x	7.9x
Annualized normalized EBITDA / fixed charges	4.9x	5.3x	5.7x	6.3x	6.2x

(1) Proforma includes the sale of $100,000 of senior unsecured notes at a 4.5% rate, scheduled debt principal payments, repayment of borrowings under our line of credit, the sale of 312,881 shares of common stock under our equity distribution agreement, and 51,069 shares relating to restricted common stock grant and vesting.
(2) Represents outstanding balance of gross bank borrowings and senior unsecured notes, net of debt issue costs.

Page 22

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Annualized Normalized EBITDA and Fixed Charges

	Annualized				
	4Q16 Proforma [1]	4Q16	4Q15	4Q14	4Q13
Net income	$ 82,764	$ 84,962	$ 76,808	$ 84,000	$ 58,600
Less: Gain on sale of real estate, net	-	-	(586) [3]	(3,819) [4]	-
Add: Impairment on real estate for sale	766 [2]	766 [2]	2,250 [3]	-	-
Add: Interest expense	29,622	27,424	22,324	14,732	11,408
Add: Depreciation and amortization	37,236	37,236	33,240	26,376	24,948
Adjusted EBITDA	150,388	150,388	134,036	121,289	94,956
Add back/(deduct):					
Non-recurring one-time items	-	-	-	-	1,980 [5]
Normalized EBITDA	$ 150,388	$ 150,388	$ 134,036	$ 121,289	$ 96,936
Interest expense:	$ 29,622	$ 27,424	$ 22,324	$ 14,732	$ 11,408
Add: Capitalized interest	860	860	1,384	1,160	856
Interest incurred	$ 30,482	$ 28,284	$ 23,708	$ 15,892	$ 12,264
Interest incurred	$ 30,482	$ 28,284	$ 23,708	$ 15,892	$ 12,264
Preferred stock dividend	-	-	-	3,276	3,276
Fixed Charges	$ 30,482	$ 28,284	$ 23,708	$ 19,168	$ 15,540

(1) Proforma includes the sale of $100,000 of senior unsecured notes at a 4.5% rate, scheduled debt principal payments and repayment of borrowings under our line of credit.

(2) Subsequent to December 31, 2016, we entered into a contingent purchase and sale agreement to sell an 85-unit ROC community in Texas for $1,200. Accordingly, we recorded an impairment charge of $766 to write the property down to its estimated sale price at December 31, 2016. Impairment on real estate for sale was not annualized.

(3) In 1Q16, we sold a 48-unit assisted living community and recorded an impairment charge of $2,250 to write the property down to the sale price. Gain on sale of real estate and impairment on real estate for sale were not annualized.

(4) Gain on sale of real estate was not annualized.

(5) Represents a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination, and an $869 non-cash write-off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133. Non-recurring one-time items were not annualized.

Non-Cash Revenue Components

	4Q16	1Q17 [1]	2Q17 [1]	3Q17 [1]	4Q17 [1]
Straight-line rent	$ 5,276	$ 2,868	$ 2,283	$ 1,943	$ 1,667
Amort of lease inducement	(499)	(522)	(522)	(522)	(522)
Effective Interest	1,349	1,387	1,390	1,381	1,383
Net	$ 6,126	$ 3,733	$ 3,151	$ 2,802	$ 2,528

(1) For leases and loans in place at December 31, 2016, assuming no renewals, modification or replacement, and no new investments are added to our portfolio.

Page 23

Income Statement Data

(amounts in thousands, except per share amounts)


Coldspring of Campbell County
Cold Spring, KY

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2016	2015	2016	2015
	(unaudited)		(audited)	
Revenues				
Rental income	$ 34,822	$ 30,755	$ 133,527	$ 113,080
Interest income from mortgage loans	6,974	6,342	27,321	22,119
Interest and other income	345	296	735	1,004
Total revenues	42,141	37,393	161,583	136,203
Expenses				
Interest expense	6,856	5,581	26,442	17,497
Depreciation and amortization	9,309	8,310	35,932	29,431
Impairment on real estate for sale	766	2,250	766	2,250
Provisions for doubtful accounts	212	156	457	619
Transaction costs	83	112	179	744
General and administrative expenses	4,548	3,892	17,412	14,986
Total expenses	21,774	20,301	81,188	65,527
Operating Income	20,367	17,092	80,395	70,676
Income from unconsolidated joint ventures	299	276	1,138	1,819
Gain on sale of real estate, net	-	586	3,582	586
Net Income	20,666	17,954	85,115	73,081
Income allocated to participating securities	(89)	(114)	(385)	(484)
Income allocated to preferred stockholders	-	-	-	(2,454)
Net income available to common stockholders	$ 20,577	$ 17,840	$ 84,730	$ 70,143
Earnings per common share:				
Basic	$0.53	$0.49	$2.21	$1.97
Diluted	$0.53	$0.48	$2.21	$1.94
Weighted average shares used to calculate earnings per common share:				
Basic	39,065	36,433	38,388	35,590
Diluted	39,260	37,358	38,597	37,329
Dividends declared and paid per common share	$0.57	$0.54	$2.19	$2.07

Page 24

Consolidated Balance Sheets

(amounts in thousands, except per share amounts)

	December 31, 2016 (audited)	December 31, 2015 (audited)
ASSETS		
Investments:		
Land	$ 116,096	$ 106,841
Buildings and improvements	1,185,467	1,091,845
Accumulated depreciation and amortization	(275,861)	(251,265)
Real property investments, net	1,025,702	947,421
Mortgage loans receivable, net of loan loss reserve: 2016 - $2,315; 2015 - $2,190	229,801	217,529
Real estate investments, net	1,255,503	1,164,950
Notes receivable, net of loan loss reserve 2016 - $166; 2015 - $0	16,427	1,961
Investments in unconsolidated joint ventures	25,221	24,042
Investments, net	1,297,151	1,190,953
Other assets:		
Cash and cash equivalents	7,991	12,942
Debt issue costs related to bank borrowings	1,847	2,865
Interest receivable	9,683	4,536
Straight-line rent receivable, net of allowance for doubtful accounts: 2016 - $960; 2015 - $833	55,276	42,685
Prepaid expenses and other assets	22,948	21,443
Total assets	$ 1,394,896	$ 1,275,424

	December 31, 2016 (audited)	December 31, 2015 (audited)
LIABILITIES		
Bank borrowings	$ 107,100	$ 120,500
Senior unsecured notes, net of debt issue costs: 2016 - $1,009; 2015 - $1,095	502,291	451,372
Accrued interest	4,675	3,974
Accrued incentives and earn-outs	12,229	12,722
Accrued expenses and other liabilities	28,553	27,654
Total liabilities	654,848	616,222
EQUITY		
Stockholders' equity:		
Common stock [1]	392	375
Capital in excess of par value	839,005	758,676
Cumulative net income	1,013,443	928,328
Accumulated other comprehensive income	-	47
Cumulative distributions	(1,112,792)	(1,028,224)
Total equity	740,048	659,202
Total liabilities and equity	$ 1,394,896	$ 1,275,424

(1) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2016 - 39,221; 2015 - 37,548

Page 25

Funds from Operations
(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO, AFFO, and FAD

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2016	2015	2016	2015
GAAP net income available to common stockholders	$ 20,577	$ 17,840	$ 84,730	$ 70,143
Add: Depreciation and amortization	9,309	8,310	35,932	29,431
Add: Impairment on real estate for sale	766	2,250	766	2,250
Less: Gain on sale of real estate, net	-	(586)	(3,582)	(586)
NAREIT FFO attributable to common stockholders	30,652	27,814	117,846	101,238
Add: Non-recurring one-time items	-	-	-	937 (1)
Normalized FFO attributable to common stockholders	**30,652**	**27,814**	**117,846**	**102,175**
Less: Non-cash rental income	(4,777)	(2,559)	(11,532)	(8,456)
Less: Effective interest income from mortgage loans	(1,349)	(1,232)	(5,256)	(3,912)
Less: Deferred income from unconsolidated joint ventures	-	-	-	(1,000)
Normalized adjusted FFO (AFFO)	24,526	24,023	101,058	88,807
Add: Non-cash compensation charges	1,131	913	4,280	4,006
Add: Non-cash interest related to earn-out liabilities	146	204	684	409
Less: Capitalized interest	(215)	(346)	(1,408)	(827)
Normalized funds available for distribution (FAD)	**$ 25,588**	**$ 24,794**	**$ 104,614**	**$ 92,395**
NAREIT Diluted FFO attributable to common stockholders per share	$0.78	$0.74	$3.06	$2.77

(1) Represents a $537 of acquisition costs related to the 10-property senior housing portfolio acquired and a $400 provision for loan loss reserve related to additional loan proceeds funded under an existing mortgage loan.

Page 26

Funds from Operations

(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO Per Share

For the three months ended December 31,	FFO 2016	FFO 2015	AFFO 2016	AFFO 2015	FAD 2016	FAD 2015
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 30,652	$ 27,814	$ 24,526	$ 24,023	$ 25,588	$ 24,794
Effect of dilutive securities:						
Participating securities	89	114	89	114	89	114
Series C cumulative preferred	-	-	-	-	-	-
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 30,741	$ 27,928	$ 24,615	$ 24,137	$ 25,677	$ 24,908
Shares for basic FFO/AFFO/FAD per share	39,065	36,433	39,065	36,433	39,065	36,433
Effect of dilutive securities:						
Stock options	11	12	11	12	11	12
Performance based stock units (MSU)	27	-	27	-	27	-
Participating securities	157	219	157	219	157	219
Series C cumulative preferred	-	913	-	913	-	913
Shares for diluted normalized FFO/AFFO/FAD per share	39,260	37,577	39,260	37,577	39,260	37,577

For the twelve months ended December 31,	FFO 2016	FFO 2015	AFFO 2016	AFFO 2015	FAD 2016	FAD 2015
Normalized FFO/AFFO/FAD attributable to common stockholders	$ 117,846	$ 102,175	$ 101,058	$ 88,807	$ 104,614	$ 92,395
Effect of dilutive securities:						
Participating securities	385	484	385	484	385	484
Series C cumulative preferred	-	2,454	-	2,454	-	2,454
Diluted normalized FFO/AFFO/FAD assuming conversion	$ 118,231	$ 105,113	$ 101,443	$ 91,745	$ 104,999	$ 95,333
Shares for basic FFO/AFFO/FAD per share	38,388	35,590	38,388	35,590	38,388	35,590
Effect of dilutive securities:						
Stock options	13	13	13	13	13	13
Performance based stock units (MSU)	27	-	27	-	27	-
Participating securities	169	234	169	234	169	234
Series C cumulative preferred	-	1,726	-	1,726	-	1,726
Shares for diluted normalized FFO/AFFO/FAD per share	38,597	37,563	38,597	37,563	38,597	37,563

Page 27

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures.

Assisted Living Properties ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs.

GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company's consolidated financial statements.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or seniors apartments.

Interest Income: Represents interest income from mortgage loans.

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at seniors housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

Page 28

Glossary (cont.)

Memory Care Properties ("MC"): Seniors housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population.

Mezzanine: In 2015 the Company strategically decided to allocate a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure. Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value-add opportunities on existing operational properties. We seek market-based, risk-adjusted rates of return typically between 12-18% with the loan term typically between four to eight years. Security for mezzanine loans can include all or a portion of the following credit enhancements; secured second mortgage, pledge of equity interests and personal/corporate guarantees. Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements.

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population.

Mortgage Loan: Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage. Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves. When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower.

Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Page 29

Glossary (cont.)

Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us.

Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

Range of Care ("ROC"): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services.

Rental Income: Represents GAAP rent net of amortized lease inducement cost.

Same Property Portfolio ("SPP"): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC's leased property portfolio. Our SPP is comprised of stabilized properties owned and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a leased property must be owned and stabilized for a minimum of 15 months if it is an acquired property, or 27 months if it is a development project, to be included in our SSP.

Skilled Nursing Properties ("SNF"): Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service.

Under Development Properties ("UDP"): Development projects to construct seniors housing properties.

Page 30

LTC Properties, Inc. Company Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in seniors housing and health care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to create, sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in seniors housing and health care properties managed by experienced operators. Our primary seniors housing and health care property types include skilled nursing centers (or SNF), assisted living communities (or ALF), independent living communities (or ILF), memory care communities (or MC), and combinations thereof. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, property type and form of investment. For more information on LTC, visit the Company’s website at www.LTCreit.com. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including adjusted EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 23, 26, and 27 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. Page 31